UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2021
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Lonestar Resources US Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Boland Street, Suite 301 Fort Worth, Texas (Address of principal executive offices)	76107 (Zip Code)

Registrant’s telephone number, including area code: (817) 921-1889
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.001	LONE	OTCQX Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

    On May 11, 2021, Lonestar Resources US Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

Note Regarding Non-GAAP Financial Measures

    The press release attached as an exhibit hereto contains certain references to Adjusted EBITDAX and adjusted net income, which are non-GAAP financial measures, as defined under Regulation G of the rules and regulations of the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit relating to Item 2.02 and Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit Number	Description

99.1	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Dated: May 11, 2021	By:	/s/ Frank D. Bracken, III
	Name:	Frank D. Bracken, III
	Title:	Chief Executive Officer

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